POWER OF ATTORNEY
        The undersigned hereby makes, constitutes and appoints each of Candice
L. Cheeseman,
Robert N. Fitzgerald and Deborah S. Fleming, signing singly, as the undersigned's true and
lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in
the name, place and stead of the undersigned to:
        (1)        prepare, execute, acknowledge in the undersigned's name and on the
undersigned's behalf, and submit to the U.S. Securities and Exchange
Commission (the "SEC") a
Form ID, including any amendments thereto, and any other documents necessary or appropriate
to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC
of reports required by Section 16 of the Securities Exchange Act of 1934 and
the rules and
regulations promulgated thereunder, as amended from time to time (the
"Exchange Act"), or any
rule or regulation of the SEC;
        (2)        prepare, execute, acknowledge, deliver and file Forms 3, 4 and 5 or such other
forms, including any amendments thereto, as may be required by Section 16 of the Exchange Act
with respect to the securities of SemGroup Corporation, a Delaware corporation (the
"Company"), with the SEC and the Company;
        (3)        seek or obtain, as the undersigned's representative and on the undersigned's
behalf, information on transactions in the Company's securities from any third party, including
brokers, employee benefit plan administrators and trustees, and the undersigned hereby
authorizes any such person to release any such information to the undersigned and approves and
ratifies any such release of information; and
        (4)        perform any and all other acts which in the discretion of such attorney-in-fact are
determined to be necessary or desirable for and on behalf of the undersigned in connection with
the foregoing.
The undersigned acknowledges that:
        (1)        this Power of Attorney authorizes, but does not require, each such attorney-in-fact
to act in his or her discretion on information provided to such attorney-in-
fact without
independent verification of such information;
        (2)        any documents prepared and/or executed by each such attorney-in-
fact on behalf
of the undersigned pursuant to this Power of Attorney will be in such form and will contain such
information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or
desirable;
        (3)        neither the Company nor such attorneys-in-fact assume(s) (i) any liability for the
undersigned's responsibility to comply with the requirements of the Exchange
Act, (ii) any
liability of the undersigned for any failure to comply with such requirements, or (iii) any
obligation or liability of the undersigned for profit disgorgement under
Section 16(b) of the
Exchange Act; and
        (4)        this Power of Attorney does not relieve the undersigned from responsibility for
compliance with the undersigned's obligations under the Exchange Act, including without
limitation the reporting requirements under Section 16 of the Exchange Act.
        The undersigned hereby gives and grants to each such attorney-in-fact full power and
authority to do and perform all and every act and thing whatsoever requisite, necessary or
appropriate to be done in and about the foregoing matters as fully to all intents and purposes as
the undersigned might or could do if present, hereby ratifying all that such attorney-in-fact of,
for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this
Power of Attorney.
        This Power of Attorney shall remain in full force and effect until revoked by the
undersigned in a signed writing delivered to such attorneys-in-fact.
        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be
executed as of this 17th day of September, 2010.
                                                /s/ Norman J. Szydlowski
                                                Norman J. Szydlowski
STATE OF OKLAHOMA        )
                        ) ss.
COUNTY OF TULSA        )
On this 17th day of September, in the year 2010, before me, the undersigned, a Notary Public in
and for said state, personally appeared Norman J. Szydlowski, personally known to me or proved
to me on the basis of satisfactory evidence to be the person whose name is subscribed to the
within instrument and acknowledged to me that he/she executed the same in his/her capacity,
and that by his/her signature on the instrument, the person or the entity upon behalf of which the
person acted, executed the instrument.
                                                /s/ Elayna M. Conner
                                                Notary Public
(SEAL)
My Commission Expires: 2/22/2014